Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies
Commitments and Contingencies

14.Commitments and Contingencies

As at December 31, 2011, the Company had under construction two DP2 suezmax shuttle tankers. The total contracted amount remaining to be paid for the two vessels under construction, plus the extra costs agreed as at December 31, 2011 was $148,712. Scheduled remaining payments as of December 31, 2011 were $55,200 payable in 2012 and $93,512 in 2013.

In the ordinary course of the shipping business, various claims and losses may arise from disputes with charterers, agents and other suppliers relating to the operations of the Company’s vessels. Management believes that all such matters are either adequately covered by insurance or are not expected to have a material adverse effect on the Company’s results from operations or financial condition.

Charters-out

The future minimum revenues, before reduction for brokerage commissions, expected to be recognized on non-cancelable time charters are as follows:

Year	Amount
2012	176,275
2013	125,479
2014	77,724
2015 to 2023	172,110

Net minimum charter payments	551,588

These amounts do not assume any off-hire.

On December 9, 2010, the Company signed two charter-party agreements with the same charterer, each for the charter of a DP 2 suezmax shuttle tanker for a period of fifteen years to commence on delivery of the vessels, expected in the first and second quarter of 2013 respectively. The revenue to be generated by these vessels has not been included in the above table.